UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________________________________________
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2018
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NEENAH, INC.
(Exact Name Of Registrant As Specified In Charter)
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Delaware    001-32240    20-1308307
(State of Incorporation)    (Commission File No.)    (I.R.S. Employer Identification No.)

3460 Preston Ridge Road
Alpharetta, Georgia 30005
(Address of principal executive offices, including zip code)

(678) 566-6500
(Registrant's telephone number, including area code)

Not applicable
(Former name or address, if changed since last report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e(4)(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 23, 2018, Neenah, Inc. (the “Company”) held its Annual Meeting of Stockholders at the Company’s headquarters at 3460 Preston Ridge Road, Suite 600, Alpharetta, GA, 30005 (the “Annual Meeting”).  At the Annual Meeting the Company’s stockholders approved the Neenah, Inc. 2018 Omnibus Stock and Incentive Compensation Plan (the “Omnibus Plan”), which is an amendment and restatement of the Company’s 2004 Omnibus Stock and Incentive Compensation Plan, as amended and restated May 30, 2013 (the “Prior Plan"). The Omnibus Plan increases the number of shares of common stock that had been available for issuance under the Prior Plan by 800,000 shares.

For a summary of the terms and conditions of the Omnibus Plan, see “Approval of the  Neenah, Inc. 2018 Omnibus Stock and Incentive Compensation Plan (Item 3)” in the Company’s 2018 Proxy Statement filed with the Securities and Exchange Commission on April 13, 2018, which description is incorporated herein by reference. The description of the Omnibus Plan contained in the 2018 Proxy Statement is qualified in its entirety by reference to the Omnibus Plan, which is attached to the 2018 Proxy Statement as Appendix A thereto and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders
On May 23, 2018, the following proposals were submitted to stockholders at the 2018 Annual Meeting of Stockholders of the Company:

1.	A proposal to elect two Class II directors to serve for three years and until their successors are duly elected and qualified;

2.	A proposal to approve an advisory vote on the Company’s executive compensation;

3.	A proposal to approve the Omnibus Plan; and

4.	A proposal to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2018.

Each of the director nominees was elected, the Company’s executive compensation was approved on an advisory basis, the Omnibus Plan was approved, and the selection of Deloitte & Touche LLP was ratified. The number of votes cast for, withheld from, abstentions and broker non-votes with respect to each matter voted upon are set forth in the tables below:

Board of Director Election Results

Nominee	Votes for	Votes Against	Abstentions	Broker non-votes
Margaret S. Dano	14,406,310	262,554	34,743	1,417,374

Stephen M. Wood	14,062,112	606,044	35,451	1,417,374
Advisory Vote on Executive Compensation

Votes for	Votes against	Abstentions	Broker non-votes
14,220,139	42,663	57,805	1,417,374

Vote on the Approval of the Omnibus Plan

Votes for	Votes against	Abstentions	Broker non-votes
13,763,798	908,547	31,262	1,417,374

Ratification of Independent Public Accounting Firm

Firm	Votes for	Votes against	Abstentions
Deloitte & Touche	15,863,700	219,720	37,561

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEENAH, INC.
(Registrant)
Date: May 25, 2018	/s/ Steven S. Heinrichs
Steven S. Heinrichs Senior Vice President, General Counsel and Secretary